Provisions and Other Non-Current Liabilities (Tables)	6 Months Ended
Jun. 30, 2020
Text block [abstract]
Summary of Provisions and Other Non-Current Liabilities

	June 30,	December 31,

	2020	2019

Net defined benefit plan obligations	761	714

Other financial liabilities (see note 12)	250	256

Deferred compensation and employee incentives (1)	104	141

Provisions	120	126

Other non-current liabilities	10	27

Total provisions and other non-current liabilities	1,245	1,264

(1)
In June 2020, the Company amended its
non-employee
director compensation plan such that the Directors no longer control the decision on whether DSUs earned as part of their compensation are settled in cash or common shares. As a result, Director DSUs are now classified as equity settled and $27 million was reclassified to “Contributed surplus” in the consolidated statement of changes in equity.